Exhibit 10.8c

AMENDMENT NUMBER ONE TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this “Amendment”), dated as of June 18, 2013, is by and among SOLARCITY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Inventory Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, certain banks and financial institutions from time to time party thereto as lenders (the “Lenders”), and the Administrative Agent, are parties to that certain Credit Agreement dated as of March 8, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Inventory Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders amend certain provisions of the Inventory Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Inventory Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO INVENTORY CREDIT AGREEMENT

1.1 Amendment to Section 1.1. The definition of “Debt Service Coverage Ratio set forth in Section 1.01 of the Inventory Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Debt Service Coverage Ratio” means, for a given date of determination, with respect to Borrower, the ratio of: (a) for the trailing 12-month period then ending on the most recent fiscal quarter end available (i) EBITDA, less (ii) Maintenance Capital Expenditures, to (b) cash Interest Charges, for the trailing 12-month period then ending on the most recent fiscal quarter end available.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.

(b) Default. No Default or Event of Default shall exist.

(c) Fees and Expenses. The Administrative Agent shall have received from the Borrower, for the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 5:00 p.m. (EST) on or before June [    ], 2013 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to 10 basis points on the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment).

ARTICLE III

MISCELLANEOUS

3.1 Amended Terms. On and after the Amendment Effective Date, all references to the Inventory Credit Agreement in each of the Loan Documents shall hereafter mean the Inventory Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Inventory Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except for those which expressly relate to an earlier date).

2

(d) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment, other than those which have been duly obtained.

(e) Immediately before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f) The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g) The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3 Reaffirmation of Obligations. The Borrower hereby ratifies the Inventory Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Inventory Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

3.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Inventory Credit Agreement.

3.5 Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6 Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3

3.9 No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Inventory Credit Agreement on or prior to the date hereof.

3.10 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Inventory Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	SOLARCITY CORPORATION,
a Delaware corporation

	By:	/s/ Lyndon Rive
	Name:	Lyndon Rive
	Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
in its capacity as Administrative Agent

	By:	/s/ Dora Brown
	Name:	Dora Brown
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Thomas R. Sullivan
	Name:	Thomas R. Sullivan
	Title:	Senior Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich, /s/ Tyler R. Smith
Name:	Mikhail Faybusovich, Tyler R. Smith
Title:	Authorized Signatory